Exhibit 99.2

AtriCure Investor Presentation Creating a World Class Afib Platform January 2020 © 2020 AtriCure, Inc. All rights reserved. AtriCure 1

Forward Looking Statements This presentation contains “forward-looking statements,” which are statements related to future events that by their nature address matters that are uncertain. All forward-looking information is inherently uncertain and actual results may differ materially from assumptions, estimates or expectations reflected or contained in the forward-looking statements as a result of various factors. For details on the uncertainties that may cause our actual results to be materially different than those expressed in our forward-looking statements, see our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC and available at http://www.sec.gov, which contain risk factors. Forward-looking statements address our expected future business, financial performance, financial condition as well as results of operations, and often contain words such as “intends,” “estimates,” “anticipates,” “hopes,” “projects,” “plans,” “expects,” “seek,” “believes,” "see," “should,” “will,” “would,” “could,” “target,” “guidance,” “forecast,” “goal,” “objective,” “aim,” and similar expressions and the negative versions thereof. Such statements are based only upon current expectations of AtriCure. Any forward-looking statement speaks only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that AtriCure expects, believes or anticipates will or may occur in the future, including, without limitation, statements about AtriCure’s anticipated future operating and financial performance, business plans, and prospects and expectations for our product pipeline. Forward-looking statements are based on AtriCure’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous substantial risks and uncertainties, many of which are beyond AtriCure’s control. With respect to the forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. We undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise unless required by law. © 2020 AtriCure, Inc. All rights reserved. AtriCure 2

AtriCure Overview Large Markets Addressing an underserved and growing patient population Approximately 33 million Afib patients globally, with majority having advanced forms of the disease Current standard of care does not adequately address this population Strong Portfolio Existing products and solutions driving consistent growth 29 straight quarters of double-digit revenue growth, driven by great products, commitment to education, and societal guideline support Only PMA product for the surgical treatment of Afib The AtriClip® device is the most widely used Left Atrial Appendage (LAA) device with over 220,000 sold to date Expanding product portfolio from internal development and acquisitions Bright Future Novel therapies supported by growing body of clinical evidence PMA pivotal trials underway for hybrid approaches for Afib: CONVERGE, aMAZE, DEEP Launched pain management business to address pain associated with surgery Early in market development process – Evolution to minimally invasive therapies will drive growth, diversifying and accelerating in 2021 and beyond © 2020 AtriCure, Inc. All rights reserved. AtriCure 3

Afib: a Serious and Costly Problem Atrial Fibrillation (Afib) is an irregular heartbeat (or arrhythmia) that affects more than 33 million people worldwide. Approximately 1.2 million Afib diagnoses annually in the US. Afib leads to: Total annual cost to US Healthcare $26B Higher medical costs 73% Annual physician encounters 50+ Annual hospital visits 10+ Afib diagnosis means: 5x Risk of Stroke 5x Risk of developing Heart Failure 46% Greater risk of post-operative Mortality © 2020 AtriCure, Inc. All rights reserved. AtriCure 4

Two Distinct Patient Profiles Referring Physician: GP, Cardiologist STRUCTURAL HEART ISSUE Surgery required – Afib corrected at same time (Valve, CABG) GUIDELINES Surgical Ablation is RECOMMENDED LAA management is REASONABLE Concomitant Open Procedures (Ablation/ LAAM) NO STRUCTURAL ISSUE Afib is primary concern 50% Intervention is better choice 50% Medicine is effective Paroxysmal (occasional) Non-Paroxysmal (Persistent/ LS Persistent) Type of Afib matters! Afib is a progressive disease Standalone Hybrid Procedures (Ablation/ LAAM) Catheter often first line of treatment © 2020 AtriCure, Inc. All rights reserved. AtriCure 5

Significant Market Opportunity

Atrial Fibrillation

$1.0-1.6B
US Ablation + Appendage Management

$700-800M
US Ablation + Appendage Management

$350M
US Ablation

US Standalone Market: Expanding Growth

- More than 150k Afib patients annually
- **Vastly underpenetrated and increasing market** (estimating 10-15% market expansion)
- Multiple approaches to treatment
  - Convergent + AtriClip, DEEP, LARIAT®

US Concomitant Markets: Steady Growth

Cardiac Surgery ("Open")

- Estimated 300k total patients annually (Afib, non-Afib)
- Surgical market opportunity is steady

Pain Management

- Estimated 140k thoracic patients annually
- Boosting growth via new, adjacent market

$3B+ Worldwide

Total US market opportunity $2B+ annually

International Afib market **$1B+ annually**

See Supplemental Information for market workups.

© 2020 AtriCure, Inc. All rights reserved.

AtriCure

Strong Financial Performance Worldwide Revenue ($ Millions) $250 $200 $150 $100 $50 $0 2015 $129.8 2016 $155.1 2017 $174.7 2018 $201.6 2019 $230.8 Revenue Growth 20.8% 19.5% 12.6% 15.4% 14%1 Gross Margin 71.6% 71.6% 72.2% 73.0% 73-74%2 Consistent Revenue Growth 29 consecutive quarters of  double-digit YoY growth Q4 2019 Revenue at $61.3M 16% growth over Q4 2018 $100M Cash & Investments at September 30, 2019 Steady Improvement to Gross Margin 2020 Revenue Guidance 10-13% growth or $254-261M 1 2019 revenues (annual and Q4) are preliminary and unaudited. 2 2019 gross margin reflects fiscal year guidance. © 2020 AtriCure, Inc. All rights reserved. AtriCure 7

Innovative and Expanding Product Portfolio Ablation ISOLATOR® SYNERGY™ CLAMP cryoICE® CRYOABLATION PROBE EPI-SENSE® DEVICE cryoSPHERE™ CRYOABLATION PROBE 2020 Product Launch: ISOLATOR® SYNERGY™ ENCOMPASS™ CLAMP 2000 to 2015: Foundation in surgical Afib tools Future pipeline expansion across franchises 2015 and Beyond: Building the future in minimally invasive therapies Innovation toward less invasive, simpler, and more efficient products Appendage Management ATRICLIP® FLEX DEVICE ATRICLIP PRO® DEVICE ATRICLIP PRO•V® DEVICE ATRICLIP® FLEX•V® DEVICE LARIAT® DEVICE © 2020 AtriCure, Inc. All rights reserved. AtriCure 8

SPOTLIGHT: Cryo Nerve Block for Pain Management

Therapy Overview

- Long-lasting pain management therapy, designed for use in thoracic surgical procedures
- Temporarily stops the transmission of pain signals coming from the chest wall during surgery
- Nerve "scaffolds" remain intact allowing axons to regenerate and restore nerve function over the course of 1-3 months
- Applicability in a wide variety of thoracic surgical approaches (thoracotomy, video-assisted, robotic) and procedures (resection, transplant, thoracoabdominal, surgical rib fixation, pectus repair)


cryoICE


cryoICE

Growth Drivers

- Q1 2019 launch of cryoSPHERE™ probe
- Building a small team to begin market development
- Continuing to gather data to support evidence development the therapy
- Potential to contribute to combatting the opioid epidemic – 1 in 7 thoracic surgery patients become reliant upon opioids after their procedure[1]

© 2020 AtriCure, Inc. All rights reserved.

AtriCure

[1] *STS press release https://www.sts.org/media/news-releases/1-7-lung-surgery-patients-risk-opioid-dependence*

Advancing Clinical Outcomes

Multiple studies to generate clinical evidence and expand indications

Trial/Study	Description	Status
CONVERGE Pivotal	Designed to support FDA approval of EPi-Sense device specifically for the treatment of persistent Afib through an abdominal approach	Final PMA module submitted; continued access protocol approved
aMAZE Pivotal	Designed to support FDA approval of LARIAT System to percutaneously isolate and ligate the Left Atrial Appendage, adjunct to pulmonary vein isolation (PVI) catheter ablation, for persistent or longstanding persistent Afib	Enrolled and in follow up; continued access protocol approved
DEEP Pivotal	Designed to support FDA approval of various devices specifically for the treatment of persistent Afib through a bi-lateral totally thoracoscopic approach	Enrolling
FROST Study	Designed to demonstrate that intraoperative intercostal cryoanalgesia in conjunction with standard of care (SOC) provides improved analgesic efficacy in patients undergoing unilateral thoracotomy cardiac procedures as compared to current SOC	Complete; submitting abstract to STS
ICE-AFIB Pivotal	Designed to support FDA approval of CryoICE Ablation System for the treatment of persistent and long-standing persistent Afib during concomitant open chest cardiac surgery	Enrolling
ABLATE Pivotal	Designed to demonstrate the safety and effectiveness of the AtriCure Bipolar System for treating permanent atrial fibrillation during concomitant on-pump cardiac surgery	Complete – PMA obtained in 2011

© 2020 AtriCure, Inc. All rights reserved.

AtriCure

CONVERGE Overview SUPERIORITY TRIAL designed to support FDA approval of EPi-Sense device specifically for the treatment of persistent Afib STUDY DESIGN Summary Multi-center, prospective, open label randomized 2:1 (Convergent procedure vs endocardial catheter ablation) pivotal study Number of Subjects and Sites Up to 153 subjects Up to 30 sites (27 US and 3 OUS) Study Duration 5 year follow-up of all subjects PRIMARY ENDPOINTS Effectiveness Primary efficacy endpoint is success or failure to be AF/AT/AFL free absent class I and III AADs except for a previously failed or intolerant class I or III AAD with no increase in dosage following the 3 month blanking period through the 12 months post procedure follow-up visit Safety Primary safety endpoint for the study is 12% freedom from MAE’s as adjudicated by the CEC for the procedural to 30-day post procedure time period CONVERGE Clinical Trial HIGHLIGHTS Completed enrollment in August 2018 Final PMA module submitted in late 2019 Submitting late-breaker for HRS in May 2020 Continued Access Protocol approved; enrollment begins in 2020 © 2020 AtriCure, Inc. All rights reserved. AtriCure 11

aMAZE Overview SUPERIORITY TRIAL designed to evaluate safety and effectiveness of the LARIAT System to percutaneously isolate and ligate the Left Atrial Appendage for the treatment of persistent or longstanding persistent Afib STUDY DESIGN Study is conducted in two stages: Limited Early Stage (Stage 1): up to 250 subjects at up to 65 sites – COMPLETE Pivotal Stage/ Phase III (Stage 2): up to 600 subjects at up to 65 sites – ONGOING All subjects from both stages will be included in the primary analysis PRIMARY ENDPOINTS Freedom from episodes of atrial fibrillation > 30 seconds at 12 months post index pulmonary vein isolation Time Frame: 12 months following pulmonary vein isolation catheter ablation procedure, measured by 24-hour Holter monitoring amaze LARIAT Clinical Trial HIGHLIGHTS Acquired SentreHEART August 2019 Trial enrollment completed December 2019 Continued Access Protocol recently approved; enrollment begins in 2020 Expect PMA in 2022; will update with more specific timing as trial progresses © 2020 AtriCure, Inc. All rights reserved. AtriCure 12

Aligning Expertise with Opportunity

Commercial Headcount

- Shifting headcount growth from Sales Managers to Clinical Specialists
  - Managers build relationships, broaden adoption
  - Specialists provide case coverage
  - Improving productivity and leverage
- Dedicated MIS and cryoNB teams for market development

Education Support

- Significant investment in physician education
- Multiple training options including didactic, hands-on, proctoring, and case observations
- AATS Fellowships, STS and EACTs endorsed training program

US Commercial Organization


Accounts by State
85+
30+
10+
1-10
Each Area includes:
Area Director
Regional Sales Managers (5-6)
Minimally Invasive Managers (1-2)
CryoNB Sales Manager
Clinical Specialists (6-8)

11 Sales Areas in US support over 1,000 customer accounts

Trained 2,000+ Physicians

Established network of physician trainers supported by dedicated internal training headcount (1 per Area)

© 2020 AtriCure, Inc. All rights reserved.

AtriCure

An Exciting Future ATRICURE PILLARS Foundation of our past and strengthening our future Innovation Significant growth from AtriClip devices and cryoSPHERE probe Expanding pipeline to drive Open ablation penetration and build MIS market Clinical Science First and only PMA approved device for surgical treatment of Afib Multiple trials underway; priorities are CONVERGE & aMAZE Education and Awareness Afib training programs delivered to 3,000+ professionals worldwide Updated Guidelines: STS/HRS Class I for surgical ablation 2020 CONVERGE PMA1 2021 Full year Epi-Sense contribution 2022 aMAZE PMA1 2023 Full year LARIAT contribution 2024 Running on all cylinders as a result of broad platform of products Core double-digit growth business with improvement to profitability and continued margin expansion 1 Reflects estimated approval dates © 2020 AtriCure, Inc. All rights reserved. AtriCure 14

AtriCure Highlights Creating a world class Afib platform Large Markets Addressing an underserved and growing patient population Large, vastly underpenetrated markets: over $3B annually US market opportunity in excess of $2B International market opportunity in excess of $1B Current standard of care is not adequate for this population Strong Portfolio Existing products and solutions driving consistent growth Diverse and growing portfolio Broad offering of products/solutions Commitment to innovation, education, and clinical science Multiple product launches in last decade Trained over 3,000 professionals Improving profitability profile Bright Future Novel therapies supported by growing body of clinical evidence Evolution to minimally invasive therapies will drive growth Clinical evidence to support Multiple clinical trials readout out over next few years Launched pain management business Adjacent use of technology adds to growth prospects © 2020 AtriCure, Inc. All rights reserved. AtriCure 15

Thank You! © 2020 AtriCure, Inc. All rights reserved. AtriCure 16

Supplemental Information Note that citations/references for any comments, statistics, or figures in this presentation are available upon request. © 2020 AtriCure, Inc. All rights reserved. AtriCure 17

Q4 2019 Highlights Worldwide revenue of $61.3 million – growth of 16% over Q4 2018 29th consecutive quarter of double-digit growth! Appendage Management continued to be our fastest growing business at 33% worldwide revenue growth year over year Completed enrollment in aMAZE Pivotal Trial 600th patient enrolled in December 2019 Received approval for continued access protocol; expect to begin enrollment in 2020 Multiple submissions to FDA Final CONVERGE PMA module Isolator Synergy EnCompass™ clamp – expect approval and launch in 2020 Expanded Board of Directors with addition of two industry veterans Q4 2019 revenue is preliminary and unaudited. © 2020 AtriCure, Inc. All rights reserved. AtriCure 18

US Concomitant Market Opportunity Estimated Afib Opportunity in Cardiac Surgery Annual Cardiac Surgeries 300,000 Pre-Operative Afib Rate ~28% Cardiac Opportunity – Pre-Op Afib 85,000 ASP Mix (Ablation and Appendage Management) $4,500 Open Cardiac Surgery Opportunity – Afib $382M Estimated Non-Afib Opportunity in Cardiac Surgery Annual Cardiac Surgeries 300,000 Pre-Operative Non-Afib Rate ~72% Cardiac Opportunity – Pre-Op Afib 215,000 ASP Mix (Appendage Management ONLY) $1,750 Open Cardiac Surgery Opportunity – Non-Afib $376M US annual cardiac surgery volume steady over the past 5 years with shifts in procedure types1 Pre-Op Afib occurs frequently in cardiac surgery patients2 New onset Post-Op Afib is a well-documented complication of cardiac surgery, even if patients do not present with pre-op Afib3 1. STS Adult Cardiac Surgery Database, 2018/2019 Harvest Executive Summary 2. McCarthy, Davidson et al, JIVCS 2019 3. Lin et al, Stroke 2019 © 2020 AtriCure, Inc. All rights reserved. AtriCure 19

US Standalone Market Opportunity Estimated Standalone Afib Opportunity Paroxysmal Afib Catheter Ablation 100,000 Failed Paroxysmal Afib Catheter Ablation (30%) 30,000 Persistent/Longstanding Persistent Afib Catheter Ablation 56,000 ASP Mix (Ablation + Appendage Management) $18,500 Standalone Afib Opportunity (Persistent Only) $1.0B Standalone Afib Opportunity (Failed Paroxysmal & Persistent) $1.6B Prevalence of Afib in the US is 6M patients with ~50% resistant to medical management. ~50% of these patient are classified as persistent Afib, or roughly 1.5M patients.1 However, the US healthcare system lacks sufficient capacity to treat the true prevalence of Afib; market opportunity in analysis at left only considers catheter ablation patients. Catheter ablation procedures have grown 10-15% annually.2 1. Am Journal of Cardiology 2013, 112: 1142-1147, Clinical Epidemiology 2014, American Col of Card 2013, Circulation. 2006; 114:119-125. 2. Catheter manufacturer investor presentations © 2020 AtriCure, Inc. All rights reserved. AtriCure 20

Advancing Surgical Ablation Guidelines



SOCIETIES
The Society of Thoracic Surgeons
AMERICAN COLLEGE of CARDIOLOGY
American Heart Association.
ESC
European Society of Cardiology
Heart Rhythm Society.
COR
LOE
I A
I B
I C
IIa A
IIa B
IIa C
IIb A
IIb B
IIb C
Recommended
Reasonable
Considered
No Guidelines
Concomitant Mitral Operations
Concomitant w/AVR/CABG/AVR+CABG
Stand-Alone
LAAM
1987
2014
2016
2017
2019
*

1

© 2020 AtriCure, Inc. All rights reserved.

AtriCure

Guidelines to Fuel Adoption 2017 STS Guidelines Applies to ALL-COMER Afib patients; previously only “symptomatic patients refractory or intolerant to at least one AAD” Surgical Ablation is RECOMMENDED not just reasonable; it doesn’t increase operative risk LAA Management is mentioned for the first time in the STS Guidelines; LAA Management is reasonable in conjunction with ablation or alone during cardiac surgery Acknowledges the positive impact of hybrid ablations 2017 HRS Guidelines Mitral Valve Replacement is RECOMMENDED for all symptomatic patients refractory or prior to antiarrhythmic drugs Surgical Ablation is RECOMMENDED for CABG and AVR patients who had initiated antiarrhythmics prior to surgery Standalone / Hybrid is REASONABLE for long-standing persistent symptomatic patients refractory or intolerant to at least one AAD and have failed one or more attempts at catheter ablation or prefer a surgical approach WHAT’S NEXT? Educate the market Continue investments in physician training across therapies Generate evidence Numerous clinical trials and studies underway Drive deep understanding of the benefits of hybrid ablation © 2020 AtriCure, Inc. All rights reserved. AtriCure 22

The CONVERGENT Approach PA Aorta SVC RA IVC LV LPV Endocardial Lesions Epicardial Lesions © 2020 AtriCure, Inc. All rights reserved. AtriCure 23

The LARIAT Procedure 1 Access: Routine percutaneous techniques for pericardial and transseptal access are performed using fluoroscopy and transesophageal echocardiography. 2 Delivery: Two magnet-tipped guidewires (FindrWIRZ) are attached to stabilize the LAA with minimal trauma and manipulation for delivery of the LARIAT. 3 Delivery: The LARIAT snare is delivered over the epicardial FindrWIRZ to the apex of the LAA. 4 Capture: The LARIAT snare is positioned to the base of the LAA using the EndoCATH balloon for anatomic land marking of the optimal closure site. 5 Closure: The LARIAT snare is closed and the FindrWIRZ and the EndoCATH are removed prior to release and tightening of the suture. 6 Removal: The suture is released and tightened at the base of the LAA and the LARIAT is removed. The SureCUT suture cutter is used to remotely cut the excess suture. © 2020 AtriCure, Inc. All rights reserved. AtriCure 24

The Cox-Maze IV Procedure Left Atrial Appendage Coronary Sinus Mitral Annulus Circumflex Coronary Artery SVC IVC Right Atrial Appendage Right Coronary Artery Triscuspid Annulus Bipolar RF Clamp Surgical Incision Cryo-Endocardial Cryo-Epicardial © 2020 AtriCure, Inc. All rights reserved. AtriCure 25